SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2002

EQUITY ONE, INC.

(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

001-13499
(Commission File Number)

52-1794271
(IRS Employer Identification Number)

1696 N.E. Miami Gardens Drive, North Miami Beach, Florida 33179
(Address of principal executive offices)

Registrant’s telephone number, including area code: (305) 947-1664

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     A copy of a press release issued by Equity One on December 23, 2002 regarding the settlement of a previously disclosed litigation matter is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits.

99.1 Press Release, dated December 23, 2002, of Equity One, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Equity One has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY ONE, INC.

Date: December 23, 2002	By:	/s/	Chaim Katzman

Chaim Katzman Chairman of the Board of Directors and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press Release dated December 23, 2002 of Equity One, Inc.